UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2025

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

NeuroNOS Limited (“NeuroNos”), a wholly owned subsidiary of Beyond Air, Inc.’s (the “Company”) wholly owned subsidiary Beyond Air Ireland Limited (“Beyond Air Ireland”), previously entered into an agreement to sell ordinary shares pursuant to a subscription agreement by and among NeuroNos, Beyond Air Ireland and the lead investor signatory thereto (the “Subscription Agreement”). The Subscription Agreement provides for an initial closing of at least $2 million and one or more additional closings for up to an aggregate of $5 million in gross proceeds. Effective March 24, 2025, additional investors signed the Subscription Agreement with the initial closing of $2 million expected to be on March 31, 2025. Following the initial closing of $2 million, Beyond Air Ireland shall own approximately 88% of NueroNos, and, if all $5 million ordinary shares are sold, Beyond Air Ireland shall own approximately 75% of NeuroNos. In connection with the Subscription Agreement, the parties thereto entered into a shareholders agreement effective March 31, 2025 (the “Shareholders Agreement”) that outlines the rights and obligations of the shareholders of NeuroNos.

The foregoing description of the Subscription Agreement and the Shareholders Agreement is not complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and the Shareholders Agreement, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Item 8.01 Other Events

On March 24, 2025, a press release was issued to announce the transaction described above in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 24, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date:	March 28, 2025	By:	/s/ Steven A. Lisi
		Name:	Steven A. Lisi
		Title	Chief Executive Officer